SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                      -----------------------------------


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      -----------------------------------



                       Date of report: January 28, 2003
               Date of earliest event reported: January 22, 2003


                           ICN PHARMACEUTICALS, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-11397                 33-0628076
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                   Identification Number)


                              3300 Hyland Avenue
                         Costa Mesa, California 92626
                   (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  (714) 545-0100


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ITEM 5.  OTHER EVENTS.

         On January 22, 2003, the registrant issued a press release announcing that it has settled outstanding litigation involving the registrant, Ribapharm Inc., a Delaware corporation, and certain of their officers and directors.

         A copy of the press release issued by the registrant on January 22, 2003 is filed herewith and incorporated herein by reference as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.       Description
         -----------       -----------

         99.1              Press release issued January 22, 2003


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: January 28, 2003

                                            ICN PHARMACEUTICALS, INC.


                                            By: /s/ Gregory Keever
                                                --------------------------
                                            Name:   Gregory Keever
                                            Title:  Executive Vice President,
                                                    General Counsel and
                                                    Corporate Secretary


                                 EXHIBIT INDEX


        Exhibit No.                  Description
        -----------                  -----------

        99.1                         Press release issued January 22, 2003

                                                                  Exhibit 99.1


Investor Contact:
Jeff Misakian
714-545-0100, ext. 3230



              ICN AND RIBAPHARM ANNOUNCE SETTLEMENT OF LITIGATION

                       RIBAPHARM ANNOUNCES RESIGNATIONS


         Costa Mesa, CA, January 22, 2003 -- ICN Pharmaceuticals (NYSE: ICN) and Ribapharm Inc. (NYSE: RNA) announced today that they have settled outstanding litigation involving ICN, Ribapharm and certain of their officers and directors. ICN owns approximately 80.1% of the outstanding Ribapharm shares.

         Ribapharm also announced that Chairman and Chief Executive Officer Johnson Y.N. Lau, M.D. has resigned as an officer and director of Ribapharm, and that board members Kim Campbell, Arnold Kroll, Hans Thierstein and John Vierling have also resigned as directors. Ribapharm's Chief Financial Officer, Thomas Stankovich, and General Counsel, Roger Loomis, have resigned their positions. All of the resignations are effective immediately.

         Dr. Lau stated that he and the other resigning officers and directors had determined to resign in order to let Ribapharm move on following recent differences with ICN.

         ICN Chairman and Chief Executive Officer, Robert W. O'Leary, thanked the departing Ribapharm directors and officers for ending the uncertainty regarding Ribapharm's leadership.

         "We recognize and appreciate the valuable contributions made by the management and board during this critical period in the company's history," said Mr. O'Leary. "I wish them every success as they pursue new opportunities going forward."

         "In addition, I want to thank the dedicated staff of scientists for continuing their important work on key scientific development activities and other employees of both ICN and Ribapharm for remaining focused on their responsibilities over the past few weeks," Mr. O'Leary concluded.

About ICN

         ICN is an innovative, research-based global pharmaceutical company that manufactures, markets and distributes a broad range of prescription and non-prescription pharmaceuticals under the ICN brand name. Its research and new product development focuses on innovative treatments for dermatology, infectious diseases and cancer.

About Ribapharm

         Ribapharm is a biopharmaceutical company that seeks to discover, develop, acquire and commercialize innovative products for the treatment of significant unmet medical needs, principally in the antiviral and anticancer areas.

THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, success of the company's strategic repositioning initiatives and the ability of management to execute them, success of the company's ongoing inventory reduction program and other cost-cutting measures, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

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